GRIFFIN-AMERICAN HEALTHCARE REIT III

Investing in America's Largest and Fastest-Growing Industry.[1]

# Investor Update

## LETTER FROM THE CHAIRMAN AND CEO

APRIL 8, 2020

Dear Fellow Stockholder:



Griffin-American Healthcare REIT III recently filed its Annual Report on Form 10-K with the United States Securities and Exchange Commission, and I am pleased to provide you with our fourth quarter and year-end update for 2019.

As you know, we acquired our first property in June 2014 and have since built a diversified international portfolio comprised of 220 healthcare properties and real estate-related investments acquired for $3.1 billion[2] and which have an estimated value in excess of $3.7 billion.[3]

The performance of the company remained strong throughout 2019, as we continued to enjoy high occupancy in both our RIDEA[4] and non-RIDEA segments, attractive average remaining lease term, and low portfolio-level debt. (Please see the "Fourth Quarter and Year End 2019 Highlights and Accomplishments" on the sidebar to the left for more detail.)

Importantly, our estimated per share net asset value, or NAV, which is updated annually based on an independent valuation of our portfolio, was increased to $9.40, the third annual increase since our initial valuation of $9.01 per share in 2016. Consistent with industry standards regarding valuations of publicly registered non-listed real estate investment trusts, or REITs, the valuation upon which the per share NAV is based does not include a portfolio premium that may accrue in a typical real estate valuation process conducted for transaction purposes, nor does it reflect an enterprise value.

Of course, the onset of the coronavirus (COVID-19) pandemic has dramatically impacted the United States and resulted in an aggressive worldwide effort to contain the spread of the infection. The situation poses a meaningful challenge for us as the owner and operator of healthcare facilities, as the impact of the virus is expected to result in massive strain throughout the healthcare system. While we have yet to experience a material impact to our operations as a result of the pandemic, we anticipate that this will change as the virus continues to spread. In response to this fluid and rapidly developing situation, we believe conditions require that we make every effort to further strengthen the long-term financial prospects of the company.

Thus, as we detailed in a letter to stockholders dated April 3, 2020, the board of directors has reduced the company's monthly investor distribution payments from an annualized rate of $0.60 to $0.30 per share beginning with the April 2020 distribution to be paid in May 2020. The board has also suspended the company's Share Repurchase Plan with respect to all repurchase requests other than those related to the death or qualifying disability of the stockholder, which will take effect with respect to share

## Fourth Quarter and Year End 2019 Highlights and Accomplishments

- As of December 31, 2019, the company's non-RIDEA[4] property portfolio achieved a leased percentage of 91.9 percent and weighted average remaining lease term of 7.5 years. The company's portfolio of senior housing — RIDEA facilities and integrated senior health campuses achieved a leased percentage of 84.9 percent and 86.1 percent, respectively, for the 12 months ended December 31, 2019. Portfolio leverage[5] was 44.5 percent.

- The company completed fourth quarter and year-to-date 2019 property acquisitions and developments totaling $17.7 million and $45.5 million, respectively, based on aggregate contract purchase price. As of December 31, 2019, the company had completed the acquisition of a diversified portfolio of medical office buildings, hospitals, senior housing facilities, skilled nursing facilities, integrated senior health campuses and real estate-related investments for an aggregate contract purchase price of $3.1 billion[2] and which is now estimated to have a value in excess of $3.7 billion.[3]

- On October 3, 2019, the company's board of directors unanimously approved an updated estimated per share NAV of our common stock of $9.40 calculated as of June 30, 2019. Previously, on October 5, 2016, the board approved an estimated per share NAV of $9.01 calculated as of June 30, 2016; on October 4, 2017, an updated estimated per share NAV of $9.27 calculated as of June 30, 2017; and on October 3, 2018, an updated estimated per share NAV of $9.37 calculated as of June 30, 2018. Consistent with industry standards regarding valuations of publicly registered non-listed REITs, the valuation upon which the per share NAV was based does not include a portfolio premium that may accrue in a typical real estate valuation process conducted for transaction purposes, nor does it reflect an enterprise value.

- Modified funds from operations, as defined by the Institute for Portfolio Alternatives, attributable to controlling interest, or MFFO, equaled $96.7 million for the year ended December 31, 2019, compared to MFFO of $94.7 million for the year ended December 31, 2018, representing year-over-year growth of 2.1 percent. MFFO during the fourth quarter 2019 equaled $24.5 million, compared to MFFO of $23.3 million during the same period in 2018, representing year-over-year growth of 4.9 percent. (Please see financial reconciliation tables and notes at the end of this update for more information regarding MFFO.)

- Funds from operations, as defined by the National Association of Real Estate Investment Trusts, attributable to controlling interest, or FFO, equaled $91.2 million for the year ended December 31, 2019, as compared to $97.0 million for the year ended December 31, 2018. FFO equaled $28.9 million during the fourth quarter 2019, compared to fourth quarter 2018 FFO of $22.9 million, representing year-over-year growth of 26.0 percent. (Please see financial reconciliation tables and notes at the end of this update for more information regarding FFO.)

- Net loss for the year ended December 31, 2019 was $(852,000), as compared to net income of $14.5 million for the year ended December 31, 2018. Net income during the fourth quarter 2019 equaled $9.5 million, compared with net income during the fourth quarter 2018 of $1.6 million, representing year-over-year growth of 494.5 percent. (Please see financial reconciliation tables and notes at the end of this update for more information regarding net income (loss).)

- Net operating income, or NOI, totaled $221.4 million for the year ended December 31, 2019, compared to NOI of $211.4 million for the year ended December 31, 2018, representing year-over-year growth of 4.7 percent. NOI during the fourth quarter 2019 equaled $56.2 million, compared to fourth quarter 2018 NOI of $54.6 million, representing growth of 2.9 percent. (Please see financial reconciliation tables and notes at the end of this update for more information regarding NOI.)

- The company declared and paid daily distributions equal to an annualized rate of $0.60 per share to stockholders of record from January 1 to December 31, 2019.

1. Based on "Current Employment Statistics - CES Table B-1b: Employees on nonfarm payrolls by industry sector and selected industry detail, not seasonally adjusted." U.S. Department of Labor, Bureau of Labor Statistics. July 5, 2019. https://www.bls.gov/web/empsit/ceseeb1b.htm. "Occupational Outlook Handbook" U.S. Department of Labor, Bureau of Labor Statistics. April 12, 2019. https://www.bls.gov/ooh/healthcare/home.htm.
2. Based on aggregate contract purchase price of owned and/or operated real estate and real estate-related investments, including completed development projects and net of dispositions and principal repayments, as of December 31, 2019.
3. Based on the gross real estate and real estate-related investments value estimated by an independent third-party valuation firm as of June 30, 2019 and for properties acquired and developed subsequent to June 30, 2019, the aggregate contract purchase price as of December 31, 2019.
4. The operation of healthcare-related facilities utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007 is commonly referred to as a "RIDEA" structure.
5. Total debt divided by total market value of real estate and real estate-related investments. Total market value equals the aggregate purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

repurchase requests submitted for repurchase during the second quarter 2020, to further strengthen the company's financial foundation.

As you know, the executive officers of Griffin-American Healthcare REIT III are among the largest individual investors in the company, and these difficult decisions were not taken lightly. The prudent steps we have taken impact us all, but will further enhance our company's strength and long-term value for all investors.

Despite this highly uncertain time, we have confidence that our diverse portfolio is well-equipped to weather this unique challenge. We will, of course, communicate with you as events warrant and wish you and your loved ones good health.

Kind Regards,



**Jeff Hanson**
Chairman and Chief Executive Officer
Griffin-American Healthcare REIT III

*Certain statements contained herein may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to the estimated per share NAV of our common stock and our future determinations thereof, the effects of the coronavirus (COVID-19) pandemic, including its effects on the healthcare industry and our healthcare facilities, our expectations regarding our continued success, the effects of the changes to our distribution policy and share repurchase plan and our ability to further enhance the value of our portfolio and our ability to maximize shareholder value. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; uncertainties regarding the severity and duration of the coronavirus (COVID-19) pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the United States Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.*

# PORTFOLIO AT-A-GLANCE (As of December 31, 2019)

## PORTFOLIO SUMMARY

| | |
|---|---|
| Purchase Price[(1)(2)]: | $3.1 billion |
| Buildings & Integrated Senior Health Campuses[(2)]: | 220 |
| Gross Leasable Area (Sq Ft)[(2)]: | 13.8 million |
| Leased[(3)]: | 91.9% |
| Weighted Average Remaining Lease Term[(3)]: | 7.5 years |
| Portfolio Leverage[(4)]: | 44.5% |

## PORTFOLIO ASSET MIX

(based on net operating income by segment)



Hospitals
5.9%
Skilled Nursing Facilities
6.4%
Integrated Senior Health Campuses
40.6%(5)(8)
Senior Housing
9.4%
Senior Housing – RIDEA
10.8%
Medical Office Buildings
26.9%

## PROPERTY PORTFOLIO

| Real Estate Investments | Property Type | Acquisition Date | Location | Gross Leasable Area (Sq Ft) | Leased %[(6)] | Aggregate Contract Purchase Price |
|---|---|---|---|---|---|---|
| DeKalb Professional Center | MOB | Jun 2014 | Lithonia, GA | 19,000 | 81% | $2,830,000 |
| Country Club Medical Office Building | MOB | Jun 2014 | Stockbridge, GA | 17,000 | 84% | $2,775,000 |
| Acworth Medical Complex | MOB | Jul 2014 | Acworth, GA | 39,000 | 83% | $6,525,000 |
| Wichita KS Medical Office Building | MOB | Sep 2014 | Wichita, KS | 39,000 | 94% | $8,800,000 |
| Delta Valley Assisted Living Facility Portfolio | Senior Housing | Sep 2014 & Jan 2015 | AR, MS | 127,000 | 100% | $21,450,000 |
| Lee's Summit MO Medical Office Building | MOB | Sep 2014 | Lee's Summit, MO | 39,000 | 100% | $6,750,000 |
| Carolina Commons Medical Office Building | MOB | Oct 2014 | Indian Land, SC | 58,000 | 84% | $12,000,000 |
| Mount Olympia Medical Office Building Portfolio | MOB | Dec 2014 | FL, IL, OH | 53,000 | 88% | $16,150,000 |
| Southlake TX Hospital | Hospital | Dec 2014 | Southlake, TX | 142,000 | 100% | $128,000,000 |
| East Texas Medical Office Building Portfolio | MOB | Dec 2014 | TX | 393,000 | 97% | $68,500,000 |
| Premier Medical Office Building | MOB | Dec 2014 | Novi, MI | 45,000 | 87% | $12,025,000 |
| Independence Medical Office Building Portfolio | MOB | Jan 2015 | KY, MA, NJ, NY | 477,000 | 97% | $135,000,000 |
| King of Prussia PA Medical Office Building | MOB | Jan 2015 | King of Prussia, PA | 72,000 | 67% | $18,500,000 |
| North Carolina Assisted Living Facility Portfolio | Senior Housing — RIDEA | Jan & Jun 2015, Jan 2017, Aug 2018 & Mar 2019 | NC | 272,000 | 50% | $113,856,000 |
| Orange Star Medical Portfolio | MOB/Hospital | Feb 2015 | CO, TX | 183,000 | 97% | $57,650,000 |
| Kingwood Medical Office Building Portfolio | MOB | Mar 2015 | Kingwood, TX | 43,000 | 100% | $14,949,000 |
| Mt Juliet TN Medical Office Building | MOB | Mar 2015 | Mount Juliet, TN | 46,000 | 70% | $13,000,000 |

## PROPERTY PORTFOLIO (continued)

| Real Estate Investments | Property Type | Acquisition Date | Location | Gross Leasable Area (Sq Ft) | Leased %[6] | Aggregate Contract Purchase Price |
|---|---|---|---|---|---|---|
| Homewood AL Medical Office Building | MOB | Mar 2015 | Homewood, AL | 30,000 | 43% | $7,444,000 |
| Paoli PA Medical Plaza | MOB | Apr 2015 | Paoli, PA | 99,000 | 67% | $24,820,000 |
| Glen Burnie MD Medical Office Building | MOB | May 2015 | Glen Burnie, MD | 77,000 | 90% | $18,650,000 |
| Marietta GA Medical Office Building | MOB | May 2015 | Marietta, GA | 41,000 | 100% | $13,050,000 |
| Mountain Crest Senior Housing Portfolio | Senior Housing — RIDEA | May, Jun, Jul & Nov 2015 | IN, MI | 585,000 | 81% | $75,035,000 |
| Mount Dora Medical Center | MOB | May 2015 | Mount Dora, FL | 51,000 | 25% | $16,300,000 |
| Nebraska Senior Housing Portfolio | Senior Housing — RIDEA | May 2015 | NE | 282,000 | 81% | $66,000,000 |
| Pennsylvania Senior Housing Portfolio | Senior Housing — RIDEA | Jun 2015 | PA | 260,000 | 89% | $87,500,000 |
| Southern Illinois Medical Office Building Portfolio | MOB | Jul 2015, Dec 2017 & Apr 2018 | Waterloo, IL | 41,000 | 91% | $12,712,000 |
| Napa Medical Center | MOB | Jul 2015 | Napa, CA | 65,000 | 85% | $15,700,000 |
| Chesterfield Corporate Plaza | MOB | Aug 2015 | Chesterfield, MO | 226,000 | 96% | $36,000,000 |
| Richmond VA Assisted Living Facility | Senior Housing — RIDEA | Sep 2015 | North Chesterfield, VA | 210,000 | 96% | $64,000,000 |
| Crown Senior Care Portfolio | Senior Housing | Sep, Oct & Dec 2015 & Nov 2016 | Isle of Man & United Kingdom | 155,000 | 100% | $68,085,000 |
| Washington D.C. Skilled Nursing Facility | Skilled Nursing | Oct 2015 | Washington, DC | 134,000 | 100% | $40,000,000 |
| Trilogy[2][7] | Integrated Senior Health Campuses[8] | Various | IN, KY, MI, OH | 8,167,000 | 86% | $1,546,121,000 |
| Stockbridge GA Medical Office Building II | MOB | Dec 2015 | Stockbridge, GA | 46,000 | 86% | $8,000,000 |
| Marietta GA Medical Office Building II | MOB | Dec 2015 | Marietta, GA | 22,000 | 97% | $5,800,000 |
| Naperville Medical Office Building | MOB | Jan 2016 | Naperville, IL | 69,000 | 82% | $17,385,000 |
| Lakeview IN Medical Plaza[2] | MOB | Jan 2016 | Indianapolis, IN | 163,000 | 91% | $20,000,000 |
| Pennsylvania Senior Housing Portfolio II | Senior Housing — RIDEA | Feb 2016 | Palmyra, PA | 125,000 | 97% | $27,500,000 |
| Snellville GA Medical Office Building | MOB | Feb 2016 | Snellville, GA | 42,000 | 84% | $8,300,000 |
| Lakebrook Medical Center | MOB | Feb 2016 | Westbrook, CT | 25,000 | 88% | $6,150,000 |
| Stockbridge GA Medical Office Building III | MOB | Mar 2016 | Stockbridge, GA | 43,000 | 96% | $10,300,000 |
| Joplin MO Medical Office Building | MOB | May 2016 | Joplin, MO | 85,000 | 93% | $11,600,000 |
| Austell GA Medical Office Building | MOB | May 2016 | Austell, GA | 39,000 | 91% | $12,600,000 |
| Middletown OH Medical Office Building | MOB | Jun 2016 | Middletown, OH | 103,000 | 81% | $19,300,000 |
| Fox Grape Skilled Nursing Facility Portfolio | Skilled Nursing | Jul & Nov 2016 | MA | 424,000 | 100% | $88,000,000 |
| Voorhees NJ Medical Office Building | MOB | Jul 2016 | Voorhees, NJ | 48,000 | 76% | $11,300,000 |
| Norwich CT Medical Office Building Portfolio | MOB | Dec 2016 | Norwich, CT | 56,000 | 99% | $15,600,000 |
| New London CT Medical Office Building | MOB | May 2017 | New London, CT | 27,000 | 100% | $4,850,000 |
| Middletown OH Medical Office Building II | MOB | Dec 2017 | Middletown, OH | 32,000 | 71% | $4,600,000 |

1. Based on aggregate contract purchase price of owned and/or operated real estate and real estate-related investments, including completed development projects and net of dispositions and principal repayments, as of December 31, 2019.
2. Includes owned, leased or joint venture properties.
3. Excluding our senior housing — RIDEA facilities and our integrated senior health campuses. For the twelve months ended December 31, 2019, our senior housing — RIDEA facilities and integrated senior health campuses were 84.9% and 86.1% leased, respectively, and substantially all of our leases with residents at such properties are for a term of one year or less.
4. Total debt divided by total market value of real estate and real estate-related investments. Total market value equals the aggregate contract purchase price paid for investments, or for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.
5. Calculated based on our 67.7% pro-rata ownership of Trilogy's total net operating income for the twelve months ended December 31, 2019.
6. Leased percentage as of December 31, 2019 includes all leased space of the respective property including master leases, except for our senior housing — RIDEA facilities and our integrated senior health campuses where leased percentage represents resident occupancy on the available units of the senior housing — RIDEA facilities or integrated senior health campuses.
7. As of December 31, 2019, we owned and/or operated 118 integrated senior health campuses including completed development projects through a majority-owned subsidiary of Trilogy.
8. Integrated senior health campuses include a range of senior care, including assisted living, memory care, independent living, skilled nursing services and certain ancillary businesses, and operate under a RIDEA structure.

# PORTFOLIO AT-A-GLANCE (As of December 31, 2019)

## PROPERTY MAP



### LEGEND

- Medical Office Buildings
- Hospitals
- Senior Housing
- Senior Housing – RIDEA
- Skilled Nursing Facilities
- Integrated Senior Health Campuses

# FINANCIAL RECONCILIATION (For The Three Months and Years Ended December 31, 2019 and 2018)

## FFO and MFFO Reconciliation

| | Three Months Ended December 31, | | Years Ended December 31, | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| Net income (loss) | $ 9,548,000 | $ 1,606,000 | $ (852,000) | $ 14,537,000 |
| Add: | | | | |
| Depreciation and amortization related to real estate — consolidated properties | 24,263,000 | 25,488,000 | 111,412,000 | 95,678,000 |
| Depreciation and amortization related to realestate — unconsolidated entities | 370,000 | 238,000 | 1,189,000 | 1,085,000 |
| Impairment of real estate investments | — | — | — | 2,542,000 |
| Less: | | | | |
| Net income attributable to redeemable noncontrolling interests & noncontrolling interests | (1,134,000) | (16,000) | (4,113,000) | (1,240,000) |
| Depreciation, amortization and impairments related to redeemable noncontrolling interests and noncontrolling interests | (4,132,000) | (4,373,000) | (16,477,000) | (15,644,000) |
| FFO attributable to controlling interest | $ 28,915,000 | $ 22,943,000 | $ 91,159,000 | $ 96,958,000 |
| Acquisition related expenses(1) | $ 131,000 | $ (1,256,000) | $ (161,000) | $ (2,913,000) |
| Amortization of above- and below-market leases(2) | 44,000 | 60,000 | 219,000 | 450,000 |
| Amortization of loan and closing costs(3) | 38,000 | 66,000 | 275,000 | 251,000 |
| Change in deferred rent(4) | (392,000) | (191,000) | 744,000 | (4,841,000) |
| Loss on extinguishment of debt(5) | 789,000 | — | 2,968,000 | — |
| (Gain) loss in fair value of derivative financial instruments(6) | (1,305,000) | 822,000 | 4,541,000 | 1,949,000 |
| Foreign currency (gain) loss(7) | (3,384,000) | 1,038,000 | (1,730,000) | 2,690,000 |
| Adjustments for unconsolidated entities(8) | 332,000 | 388,000 | 1,431,000 | 1,645,000 |
| Adjustments for redeemable noncontrolling interests and noncontrolling interests(8) | (708,000) | (546,000) | (2,743,000) | (1,512,000) |
| MFFO attributable to controlling interest | $ 24,460,000 | $ 23,324,000 | $ 96,703,000 | $ 94,677,000 |
| Weighted average common shares outstanding — basic and diluted | 195,268,047 | 199,459,268 | 196,342,873 | 199,953,936 |
| Net income (loss) per common share — basic and diluted | $ 0.05 | $ 0.01 | $ (0.00) | $ 0.07 |
| FFO attributable to controlling interest per common share — basic and diluted | $ 0.15 | $ 0.12 | $ 0.46 | $ 0.48 |
| MFFO attributable to controlling interest per common share — basic and diluted | $ 0.13 | $ 0.12 | $ 0.49 | $ 0.47 |

(1) In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. Such information would be comparable only for publicly registered, non-listed REITs that have completed their acquisition activity and have other similar operating characteristics. By excluding expensed acquisition related expenses, we believe MFFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties. Acquisition fees and expenses include payments to our advisor or its affiliates and third parties.

(2) Under accounting principles generally accepted in the United States of America, or GAAP, above- and below-market leases are assumed to diminish predictably in value over time and amortized, similar to depreciation and amortization of other real estate related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, we believe that by excluding charges relating to the amortization of above- and below-market leases, MFFO may provide useful supplemental information on the performance of the real estate.

(3) Under GAAP, direct loan and closing costs are amortized over the term of our notes receivable and debt security investment as an adjustment to the yield on our notes receivable or debt security investment. This may result in income recognition that is different than the contractual cash flows under our notes receivable and debt security investment. By adjusting for the amortization of the loan and closing costs related to our real estate notes receivable and debt security investment, MFFO may provide useful supplemental information on the realized economic impact of our notes receivable and debt security investment terms, providing insight on the expected contractual cash flows of such notes receivable and debt security investment, and aligns results with our analysis of operating performance.

(4) Under GAAP, as a lessor, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays). As a lessee, we record amortization of right-of-use assets and accretion of lease liabilities for our operating leases. This may result in income or expense recognition that is significantly different than the underlying contract terms. By adjusting such amounts, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns results with our analysis of operating performance.

(5) The loss associated with the early extinguishment of debt primarily includes the write-off of unamortized deferred financing fees, write-off of unamortized debt discount, penalties, or other fees incurred. We believe that adjusting for such non-recurring losses provides useful supplemental information because such charges (or losses) may not be reflective of on-going business transactions and operations and is consistent with management's analysis of our operating performance.

(6) Under GAAP, we are required to include changes in fair value of our derivative financial instruments in the determination of net income or loss. We believe that adjusting for the change in fair value of our derivative financial instruments to arrive at MFFO is appropriate because such adjustments may not be reflective of on-going operations and reflect unrealized impacts on value based only on then current market conditions, although they may be based upon general market conditions. The need to reflect the change in fair value of our derivative financial instruments is a continuous process and is analyzed on a quarterly basis in accordance with GAAP.

(7) We believe that adjusting for the change in foreign currency exchange rates provides useful information because such adjustments may not be reflective of on-going operations.

(8) Includes all adjustments to eliminate the unconsolidated entities' share or redeemable noncontrolling interests and noncontrolling interests' share, as applicable, of the adjustments described in notes (1) – (7) above to convert our FFO to MFFO.

## Net Operating Income Reconciliation

| | Three Months Ended December 31, | | Years Ended December 31, | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| Net income (loss) | $ 9,548,000 | $ 1,606,000 | $ (852,000) | $ 14,537,000 |
| General and administrative | 8,645,000 | 8,860,000 | 29,749,000 | 28,770,000 |
| Acquisition related expenses | 131,000 | (1,256,000) | (161,000) | (2,913,000) |
| Depreciation and amortization | 24,263,000 | 25,488,000 | 111,412,000 | 95,678,000 |
| Interest expense | 17,583,000 | 18,734,000 | 83,094,000 | 68,230,000 |
| Impairment of real estate investments | — | — | — | 2,542,000 |
| Loss from unconsolidated entities | 384,000 | 205,000 | 2,097,000 | 3,877,000 |
| Foreign currency (gain) loss | (3,384,000) | 1,038,000 | (1,730,000) | 2,690,000 |
| Other income | (1,359,000) | (228,000) | (3,736,000) | (1,248,000) |
| Income tax expense (benefit) | 374,000 | 144,000 | 1,524,000 | (797,000) |
| Net operating income | $ 56,185,000 | $ 54,591,000 | $ 221,397,000 | $ 211,366,000 |